Exhibit 99.1

Bitmine Immersion Technologies (BMNR) Announces ETH Holdings Reach 5.67 Million Tokens, and Total Crypto and Total Cash Holdings of $10.7 Billion

Bitmine owns 4.7% of the total ETH coin supply of 120.7 million

Bitmine is 94% of the way to the ‘Alchemy of 5%’ in just 11 months

Bitmine’s Series A Preferred Stock is trading on the NYSE under the symbol BMNP

Bitmine has 4,718,677 staked ETH, representing $8.2 billion at $1,733 per ETH. MAVAN (Made in America VAlidator Network) is a premier Ethereum staking destination for BMNR and institutional investors

Bitmine owns $104 million of Eightco (NASDAQ: ORBS), now one of the only publicly listed equities in the world to provide investors indirect exposure to OpenAI

Bitmine Crypto + Total Cash Holdings & Marketable Securities + “Moonshots” total $10.7 billion, including 5.67 million ETH tokens, total cash & marketable securities of $601 million, and other crypto holdings

Bitmine remains supported by a premier group of institutional investors including ARK’s Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas “Tom” Lee to support Bitmine’s goal of acquiring 5% of ETH

NORWALK, CT, June 22, 2026 /PRNewswire/ — (NYSE: BMNR) Bitmine Immersion Technologies, Inc. (“Bitmine” or the “Company”) a Bitcoin and Ethereum Network company with a focus on the accumulation of crypto for long term investment, today announced Bitmine crypto + total cash & marketable securities + “moonshots” holdings totaling $10.7 billion.

As of June 21, 2026 at 3:00pm ET, the Company’s crypto holdings are comprised of 5,672,956 ETH at $1,733 per ETH (per Coinbase NASDAQ: COIN), 205 Bitcoin (BTC), $180 million stake in Beast Industries, $104 million stake in Eightco Holdings (NASDAQ: ORBS) (“moonshots”) and total cash & marketable securities of $601 million. Bitmine’s ETH holdings are 4.7% of the ETH supply (of 120.7 million ETH).

“The best years for crypto remain ahead, in our view. Tokenization and the rapid progress in AI are expected to drive exponential demand growth for blockchain and decentralized crypto,” stated Thomas “Tom” Lee, Chairman of Bitmine.

On June 10, Bitmine closed its offering (the “offering”) registered under the Securities Act of 1933, as amended (the “Securities Act”), of 3,500,000 shares of 9.50% Series A Perpetual Preferred Stock (the “Series A Preferred Stock”), at a public offering price of $80.00 per share.

The Company received net proceeds from the offering of approximately $273.8 million, after deducting the underwriting discounts and commissions and the Company’s estimated offering expenses. The Series A Preferred Stock is trading on the NYSE under the symbol BMNP. The dividends for BMNP are scheduled to be paid weekly, subject to the terms of the applicable Certificate of Designations.

On June 11, 2026, Bitmine was named to the Fortune 100 Crypto List (link here). Fortune published this definitive ranking of the most influential companies in blockchain and draws on rigorous data analysis by Inca Digital and a survey of leading crypto experts, according Fortune Magazine.

On May 11, 2026, Bitmine released the latest Chairman’s Message (link here) for May 2026.

“Over the past week, we acquired 52,203 ETH. We continue to maintain a steady pace of accumulation throughout 2026. We believe we are in the early stages of crypto spring. Bitmine is expected to reach the ‘alchemy of 5%’ sometime in 2026,” stated Mr. Lee.

Bitmine recently launched MAVAN (the Made in American VAlidator Network), the institutional grade staking platform. While MAVAN was originally developed to support Bitmine’s own Ethereum treasury, MAVAN intends to expand to serve institutional investors, custodians, and ecosystem partners seeking best-in-class staking infrastructure. A portion of Bitmine’s ETH is already staked on the MAVAN platform.

As of June 21, 2026, Bitmine total staked ETH stands at 4,718,677 ($8.2 billion at $1,733 per ETH). “Bitmine has staked more ETH than other entities in the world. At scale (when Bitmine’s ETH is fully staked by MAVAN and its staking partners), the projected ETH staking reward is $268 million on an annualized basis (using 2.73% 7-day BMNR yield),” stated Lee.

BITMINE · BMNR

# STAKING: BMNR now staking over 4.7 million ETH

# ETH Staked Over Time (Million)
0.409
0.659
1.256
1.838
2.009
2.897
2.897
3.040
3.040
3.040
3.040
3.041
3.143
3.143
3.335
3.335
3.335
3.702
4.363
4.713
4.713
4.713
4.719
4.719
4.719
4.719
5.673
6.034
Fully staked ETH
94%
78%
Annualized Staking Revenue by Week ($ Million)
34
59
110
166
160
189
202
176
171
172
174
187
184
177
196
212
221
264
297
319
289
276
258
230
219
223
$268
$286
Fully staked ETH
94%
78%
12/28
1/4
1/11
1/19
1/25
2/1
2/8
2/15
2/22
3/1
3/8
3/15
3/22
3/29
4/5
4/12
4/19
4/26
5/3
5/10
5/17
5/25
5/31
6/7
6/14
6/21
6/21*
Alchemy

Source: BitMine, Stats are calculated based on BMNR weekly press release.

“Annualized staking revenues are now projected at $223 million. And this 4.7 million ETH is over 83% of the 5.67 million ETH held by Bitmine. Bitmine’s own staking operations generated a 7-day yield of 2.73% (annualized),” continued Lee.

Bitmine’s crypto holdings reign as the #1 Ethereum treasury and #2 global treasury, behind Strategy Inc. (NASDAQ: MSTR), which reportedly owns 846,842 BTC valued at $54 billion. Bitmine remains the largest ETH treasury in the world.

Bitmine is one of the most widely traded stocks in the US. According to data from Fundstrat, the stock has traded average daily dollar volume of $717 million (4-day average, as of June 18, 2026), ranking #219 in the US, behind Entegris Inc (rank #218) and ahead of Target Corp (rank #220) among 5,704 US-listed stocks (statista.com and Fundstrat research).

BITMINE · BMNR

# ALCHEMY OF 5%: BMNR ranked #219 by avg daily $ volume

| | | | | | |
|---|---|---|---|---|---|
| 216 | HCA | HCA Healthcare Inc | Health Care | $83,228 | $725 |
| 217 | CIFR | Cipher Mining Inc | Technology | $11,936 | $725 |
| 218 | ENTG | Entegris Inc | Technology | $27,262 | $721 |
| **219** | **BMNR** | **Bitmine Immersion T** | **Technology** | **$9,223** | **$717** |
| 220 | TGT | Target Corp | Cons. Staples | $59,381 | $709 |
| 221 | CSX | CSX Corp | Industrials | $84,787 | $704 |
| 222 | CRH | CRH PLC | Materials | $74,331 | $696 |

Source: Fundstrat, FactSet. As of Jun 18, 2026.

Bitmine management believes the GENIUS Act and Securities and Exchange Commission’s (the “SEC”) Project Crypto are as transformational to financial services in 2025 as US action on August 15, 1971 ending Bretton Woods and the USD on the gold standard 54 years ago. This 1971 event was the catalyst for the modernization of Wall Street, creating the iconic Wall Street titans and financial and payment rails of today. These proved to be better investments than gold.

The Company also announced that the Board of Directors has declared the following seven weekly cash dividends on the outstanding shares of the Company’s Series A Preferred Stock, which are expected be paid on the respective payment dates below, to holders of record of the Series A Preferred Stock as of the close of business on the respective record dates provided in the following table:

Div #	Record Date	Payment Date	Amount Per Share of Series A Pref. Stock
5	Tue, Jul 7, 2026	Fri, Jul 17, 2026	$0.1847
6	Tue, Jul 14, 2026	Fri, Jul 24, 2026	$0.1847
7	Tue, Jul 21, 2026	Fri, Jul 31, 2026	$0.1847
8	Tue, Jul 28, 2026	Fri, Aug 7, 2026	$0.1847
9	Tue, Aug 4, 2026	Fri, Aug 14, 2026	$0.1847
10	Tue, Aug 11, 2026	Fri, Aug 21, 2026	$0.1847
11	Tue, Aug 18, 2026	Fri, Aug 28, 2026	$0.1847

The Chairman’s message can be found here:

https://www.Bitminetech.io/chairmans-message

The Fiscal Full Year 2025 Earnings presentation and corporate presentation can be found here: https://Bitminetech.io/investor-relations/

To stay informed, please sign up at: https://Bitminetech.io/contact-us/

About Bitmine

Bitmine (NYSE: BMNR) is a Bitcoin miner with operations in the US. The company is deploying its excess capital to be the leading Ethereum Treasury company in the world, implementing an innovative digital asset strategy for institutional investors and public market participants. Guided by its philosophy of “the alchemy of 5%,” the Company is committed to ETH as its primary treasury reserve asset, leveraging native protocol-level activities including staking and decentralized finance mechanisms. The Company launched MAVAN (Made-in America VAlidator Network), a dedicated staking infrastructure for Bitmine assets, in 2026.

For additional details, follow on X:

https://x.com/bitmnr

https://x.com/fundstrat

Forward Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. These forward-looking statements can be identified by terms such as “expects,” “projects,” “projected,” “intends,” “believes,” “anticipates,” “estimates,” and similar expressions. This document specifically contains forward-looking statements regarding: (i) the Company’s goals regarding ETH acquisition, including the ‘Alchemy of 5%’ initiative and the expectation that Bitmine will reach this goal sometime in 2026; (ii) the Company’s beliefs and expectations regarding the cryptocurrency market, including the view that the best years for crypto remain ahead and that tokenization and the rapid progress in AI are expected to drive exponential demand growth for blockchain and decentralized crypto; (iii) the Company’s belief that it is in the early stages of “crypto spring”; (iv) the dividend payment schedule for the Series A Preferred Stock, including the expectation that weekly cash dividends in the amount of $0.1847 per share will be paid on the dates set forth herein to holders of record as of the respective record dates; (v) the Company’s digital asset accumulation strategy and staking operations, including projected annualized ETH staking rewards of approximately $268 million (when Bitmine’s ETH is fully staked by MAVAN and its staking partners) and current projected annualized staking revenues of approximately $223 million; (vi) MAVAN’s intended expansion to serve institutional investors, custodians, and ecosystem partners seeking best-in-class staking infrastructure; (vii) management’s belief that the GENIUS Act and SEC Project Crypto are as transformational to financial services as US action on August 15, 1971 ending Bretton Woods and the USD gold standard; and (viii) continued growth and advancement of the Company’s Ethereum treasury strategy. In evaluating these forward-looking statements, you should consider various factors, including: Bitmine’s ability to keep pace with new technology and changing market needs; Bitmine’s ability to finance its current business, Ethereum treasury operations, and proposed future business; the competitive environment of Bitmine’s business; market conditions affecting the trading price of the Company’s common stock and Series A Preferred Stock; regulatory developments affecting digital assets, including the ultimate enactment and implementation of pending legislation and SEC initiatives; the volatility and unpredictability of digital asset prices; the performance, reliability, and security of the Company’s staking operations; risks related to AI systems and their impact on cryptocurrency markets; and the future value of Bitcoin and Ethereum. Actual future performance outcomes and results may differ materially from those expressed in forward-looking statements. Forward-looking statements are subject to numerous conditions, many of which are beyond Bitmine’s control, including those set forth in the Risk Factors section of Bitmine’s Form 10-K filed with the SEC on November 21, 2025, as well as all other SEC filings, as amended or updated from time to time. Copies of Bitmine’s filings with the SEC are available on the SEC’s website at www.sec.gov. Bitmine undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SOURCE Bitmine Immersion Technologies, Inc.

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